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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     OCTOBER 4, 2001

                         GLOBAL PREFERRED HOLDINGS, INC.

                         (FORMERLY THE WMA CORPORATION)
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                  0-23637                          58-2179041
         (Commission file number)         (IRS Employer Identification No.)

        11315 JOHNS CREEK PARKWAY, DULUTH, GEORGIA        30097
         (Address of principal executive offices)       (zip code)

                                 (770) 248-3311
              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS

Global Preferred Holdings, Inc. issued a letter to shareholders dated September 28, 2001 to update shareholders on the company's progress. The letter is included in its entirety as Exhibit 99.

ITEM 7            FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99 - Letter to Shareholders dated September 28, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 4, 2001               GLOBAL PREFERRED HOLDINGS, INC.
                                    (FORMERLY THE WMA CORPORATION)


                                    By: /s/Edward F. McKernan
                                       -----------------------------------------
                                    Name: Edward F. McKernan
                                    Title: President and Chief Financial Officer